Other operating income (Notes)	3 Months Ended
Apr. 30, 2018
Analysis of income and expense [abstract]
Other operating income
Other operating income

	Three months ended April 30, 2018	Three months ended April 30, 2017
Analysis of other operating income by category	£000s	£000s
Income recognized in respect of BARDA	3,283	—
Grant income	103	—
Research and development credit	65	—
Other income	4	—
	3,455	—

In September 2017, the Group was awarded a funding contract with the Biomedical Advanced Research and Development Authority ('BARDA'), an agency of the US government's Department of Health and Human Services' Office of the Assistant Secretary for Preparedness and Response, worth up to $62 million. The BARDA contract provides for a cost-sharing arrangement under which BARDA would fund a specified portion of estimated costs for specified activities related to the continued clinical and regulatory development of ridinilazole for the treatment of CDI. Under the terms of the contract, Summit is initially eligible to receive $32 million from BARDA to fund, in part, obtaining regulatory approval for and commencing enrollment and dosing into Summit's two planned Phase 3 clinical trials of ridinilazole.  In addition, Summit is eligible for additional funding under the contract pursuant to three independent option work segments, which may be exercised by BARDA in its sole discretion upon the achievement of certain development and other milestones for ridinilazole. If the three option work segments are exercised in full, Summit would be eligible for an additional $30 million from BARDA. During the three months ended April 30, 2018, the Group recognized funding income from BARDA of £3.3 million for the CDI program (three months ended April 30, 2017: £nil). Income is recognized in respect of BARDA as the underlying research and development expenditure is incurred.